Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                         09/16/2002


        Blended Coupon                               6.2353%



        Excess Protection Level
          3 Month Average  5.11%
          December, 1997  5.17%
          November, 1997  4.86%
          October, 1997  5.29%


        Cash Yield                                  18.25%


        Investor Charge Offs                        4.64%


        Base Rate                                   8.44%


        Over 35 Day Delinquency                     4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $34,934,847,924.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,643,513,406.27